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                                                                   Exhibit 10.30

BANC OF AMERICA LEASING & CAPITAL, LLC

                                            Note and Security Agreement
                                            (Variable Rate, LIBOR)
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This Note and Security Agreement ("Agreement") made as of the date set forth below sets forth the terms and conditions governing the repayment of a loan made by Banc of America Leasing & Capital, LLC ("Secured Party") to the party identified below as "Debtor" for the purpose of financing the personal property identified below as the "Equipment", and the granting by Debtor to Secured Party of a security interest in the Equipment and certain related property to secure the repayment of all Debtor's obligations to Secured Party.

Date: July 22, 2002                          Agreement Number:   02973-00702

Secured Party:           Banc of America Leasing & Capital, LLC
                         2059 Northlake Parkway, 4 South
                         Tucker, Georgia  30084-4007

Debtor:                  Penhall Company

Equipment and            See EXHIBIT A attached hereto and made a part hereof
Equipment Location:

Principal Amount of Loan: Nine hundred seventy two ninety five and 37/100 dollars ($972,095.37)

Number of Principal Repayment Installments (including Final Repayment Installment): Forty-seven (47)

Amount of Each Principal Repayment Installment Prior to Final Repayment
Installment: See ANNEX I attached hereto and made a part hereof.

Amount of Final Principal Repayment Installment: See ANNEX I attached hereto and made a part hereof.

Due Date of First Principal Repayment Installment: the thirtieth (30th) day following the date Secured Party funds this loan.

Due Date of Final Principal Repayment Installment: the fourty-eighth (48th) month following, and on the same day of the month as, the Due Date of the First Principal Repayment Installment

VARIABLE INTEREST RATE. For any year or portion thereof, a per annum rate of interest equal to (i) Two and 60/100 percent (2.60%) plus the rate of interest equal to the "average of interbank offered rates for dollar deposits in the London Market based on quotations of sixteen (16) major banks" for a term of 30 days as published in the Wall Street Journal under a heading entitled "Money Rates, London Interbank Offered Rates (LIBOR)" or any future or substitute heading, on the first day of the month preceding the month in which a monthly anniversary of the date Secured Party funds this Loan occurs, or (ii) if less, the highest rate of interest permitted by applicable law.

Loan; Terms of Repayment. In consideration of the making of a loan by Secured Party to Debtor for the purpose of financing the Equipment specified above (the "Loan"), Debtor promises and agrees to pay to the order of Secured Party, at Secured Party's address stated above or at such other places as Secured Party may from time to time designate in writing, the principal amount of the Loan, together with interest calculated as hereinafter provided. Subject to Debtor's right to prepay such principal amount in whole or in part as hereinafter provided, Debtor shall pay such principal amount in consecutive monthly installments of principal, each in the amount set forth above under the heading "Amount of Each Principal Repayment Installment Prior to Final Repayment Installment," due and payable on the "Due Date of First Principal Repayment Installment" set forth above and on a like date of each calendar month thereafter until the Loan is fully repaid; provided, however, that the last such installment shall be in the amount set forth above under the heading "Amount of Final Principal Repayment Installment" or (if greater) the amount of the then outstanding principal balance of the Loan.

Interest. Interest shall be calculated on the basis of a year of three hundred sixty (360) days and shall, during each calendar month or portion thereof from and after the date on which funds are disburse by Secured Party, accrue on unmatured principal balances outstanding during such period at the "Variable Interest Rate" specified above for the week in which the first day of the month prior to such calendar month occurs. All interest accrued through the due date of a principal installment shall be due and payable simultaneously with such installment.

Prepayments. After one (1) month from the date Secured Party funds this Loan, the outstanding principal balance of the Loan may be prepaid in whole or in part at any time, together with all interest and late charges accrued through the date of prepayment and a prepayment charge calculated as follows: two percent (2%) of the amount prepaid during months 2-12 of the applicable Base Term, one and one-half percent (1.5%) of the amount prepaid during months 13-24 of the applicable Base Term, one percent (1%) of the amount prepaid during months 25-36 of the applicable Base Term, and no prepayment charge thereafter.

Late Charges. To the extent permitted by applicable law, Debtor shall pay on demand, as a late charge, an amount equal to five percent (5%) of each installment or part thereof that is not paid within ten (10) days of the date when due, but nothing in this paragraph alters the definitions of events of default hereunder. Debtor shall pay the late charge, to the extent permitted by applicable law, regardless of whether or not Debtor's failure to pay such installment when due is or becomes a default hereunder and regardless of whether or not Secured Party proceeds under the "Remedies" provisions hereof or takes any other action, and demand for and collection of the late charge shall not be deemed a waiver of default or of any other remedies or rights.

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Security Interest. Debtor hereby grants to Secured Party a security interest in and security title to the personal property described above as the "Equipment", together with all parts, additions, accessions, accessories, replacements and substitutions thereto or therefor, and all proceeds therefrom (including any proceeds of insurance against fire or other casualty whether or not the insurance policy contains an endorsement in favor of Secured Party), all of which is hereinafter called the "Collateral". This security interest is given to secure payment to Secured Party of all present and future obligations of Debtor to Secured Party, including without limitation the obligation of Debtor to repay the Loan and all other liabilities arising under or in connection with this Agreement; all future advances, if any, made by Secured Party to Debtor, whether or not made pursuant to any commitment of Secured Party (and nothing in this Agreement shall be construed to create or imply the existence of any such commitment); and all other liabilities of Debtor to Secured Party now existing or hereafter incurred, matured or unmatured, direct or contingent, whether or not evidenced by a promissory note, and whether owing originally to Secured Party or acquired by Secured Party from any other party, and any renewals and extension thereof and substitutions therefor. (All of the above obligations, including but not limited to obligations in respect of the Loan, are hereinafter called the "Indebtedness.")

Debtor Warrants and Represents that:

Good Standing. Debtor is organized and existing in good standing under the laws of the jurisdiction of its formation, has the power to own its property and to carry on its business as now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the property owned by it therein or the transaction of its business makes such qualification necessary.

Authority. Debtor has full power and authority to enter into this Agreement, to make the borrowing hereunder, and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary action. No consent or approval of stockholders, partners, members or co-owners or of any public authority is required as a condition to the validity of this Agreement.

Debtor represents and warrants to Secured Party that all Collateral financed and to be financed under this Agreement or any agreement shall be equipment operated exclusively by Debtor's or Debtor's affiliate's employees and shall remain under Debtors's or such affiliate's ownership and control at all times, notwithstanding any temporary location of the Collateral at Debtor's customer's site.

Debtor represents and warrants to Secured Party that by entering into this Agreement and upon the execution of each agreement, there will be no violation of the terms and conditions of (i) the Credit Agreement among Penhall International Corp., Penhall Acquisition Corp., Bankers Trust Company, Credit Suisse First Boston, Fleet Capital Corporation and Union Bank of California dated as of August 4, 1998, as amended from time to time, or (ii) the Senior
Note Indenture between Penhall Acquisition Corp. and United States Trust Company as Trustee dated as of August 1, 1998.

Binding Agreement. This Agreement constitutes the valid and legally binding obligation of Debtor enforceable in accordance with its terms.

Litigation. There are no proceedings pending or threatened before any court or administrative agency that might materially adversely affect the financial condition or operation of Debtor.

No Conflicting Agreements. There is no charter, by-law, preference stock or partnership agreement provision of Debtor and no provision of any other organizational documents or existing mortgage, indenture, contract or agreement binding on Debtor or affecting its property which would conflict with or in any way prevent the execution, delivery or performance of the terms of this Agreement.

Ownership Free of Encumbrances. Except for the security interest granted hereby, Debtor now owns, or will use the proceeds hereof to become the owner of, the Collateral free from any prior lien, security interest or encumbrance. No financing statement covering the Collateral or any proceeds thereof is on file in any public office, except for financing statements showing Secured Party as the sole secured party thereunder. Debtor has a good right to grant a security interest in the Collateral to Secured Party.

Fixtures. None of the Collateral is now a part of or affixed to any real property.

Collateral Location. Except for items of Collateral that constitute mobile goods and that are in fact in use by Debtor in the ordinary course of its business at other locations, all the Collateral comprising goods heretofore delivered to the Debtor by the seller thereof is located either at (i) Debtor's address set forth above or (ii) the "Equipment Location" set forth above. If at any time the Collateral, or any part thereof, is removed to a new location, Debtor shall notify the Secured Party in the manner outlined in the section below entitled "Location of Collateral".

Merger/Name Change. Within the five (5) years preceding the date hereof, Debtor has not changed its name or been party to any merger or other corporate reorganization.

Debtor Covenants and Agrees that until all the Indebtedness is fully satisfied:

Insurance. Debtor shall maintain continuously, and pay when due all premiums for, fire and casualty insurance with extended coverage on the Collateral, insuring the same against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar businesses with a responsible company or companies satisfactory to Secured Party, in an amount not less than the unpaid balance of the Loan. Each of such insurance policies shall have attached thereto a standard loss payable endorsement, without contribution, in favor of Secured Party as its interest may appear; shall provide that it may not be canceled without thirty (30) days' prior written notice to Secured Party; shall provide that, in respect of Secured Party's interest in such policy, the insurance shall not be invalidated by any action or inaction of Debtor or any other person (other than Secured Party); shall insure Secured Party's interest in the Collateral as it may appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policy by Debtor or any other person (other than Secured Party); and shall otherwise be in form and substance acceptable to Secured Party. Debtor shall deliver forthwith to Secured Party each such policy (together with the loss payable endorsement), or certificates of insurance or other evidence satisfactory to Secured Party of the existence of all required insurance, its terms and conditions, and the payment of all applicable premiums. Similar evidence of renewal coverage, satisfactory to Secured Party,

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shall be delivered to Secured Party at least fifteen (15) days before the expiration of any initial insurance coverage. In addition, Debtor shall maintain, and pay when due all premiums for, liability and other insurance in such amounts and against such risks as is customarily carried by persons in similar businesses owning similar property. Debtor irrevocably appoints Secured Party as Debtor's attorney-in-fact, with full power of substitution, during the existence of any default under this Agreement, to execute loss claims and other applications for payment of benefits under any insurance policy in the name of Debtor or Secured Party, to receive all monies and to endorse drafts, checks and other instruments for the payment of any proceeds of any insurance. This appointment shall be deemed a power coupled with an interest and shall not be terminable by Debtor so long as Debtor remains indebted to Secured Party.

Maintenance and Clear Title. Debtor shall keep the Collateral in good condition and free from liens and security interests, shall not sign or suffer to be filed any financing statements relating to the Collateral except those showing Secured Party as sole secured party shall not sell or lease or offer to sell or lease or otherwise encumber or dispose of any of the Collateral, shall defend the Collateral against all claims and demands of all persons at any time claiming any interest or right therein, and shall not use the Collateral illegally. Secured Party may examine and inspect the Collateral at any time, wherever located.

Change of Name, Residence or Place of Business. Debtor shall not change its name, residence or place of business or do business under any assumed or fictitious name without giving Secured Party written notice no later than thirty
(30) days after the change has occurred.

Use of Collateral. Debtor shall use the Collateral exclusively for business operations.

Inspection: Non-Interference. (a) Secured Party, its agents and employees shall have the right to enter any property where any Collateral is located and inspect any Collateral together with its related books and records, at any reasonable time. Such right shall not impose any obligation on Secured Party.

Fixtures. Debtor shall not permit any of the Collateral to become a part of or affixed to any real property.

Location of Collateral. Except for items of Collateral that constitute mobile goods and that are in fact in use by Debtor in the ordinary course of business at other locations, all the Collateral shall, from and after the moment that Debtor acquires possession or control of it, be kept either at (i) Debtor's address set forth above or (ii) the "Equipment Location" set forth above, and all records relating to the Collateral shall likewise be kept only at such location or locations. If at any time the Collateral, or any part thereof, is removed to a new location, Debtor: (a) shall provide written notice thereof to Secured Party within six (6) months after the funding of this Agreement and every six (6) months thereafter until the end of the term; and (b) either (i) the premises in which such Collateral will be installed will be owned by Debtor free of any liens or encumbrances, or (ii) if not owned by Debtor free of liens or encumbrances, the owner of such premises and/or the holder of any such liens or encumbrances on such premises shall have consented and acknowledge the superiority of Secured Party's interest in such Collateral.

Indemnification. Debtor shall indemnify Secured Party against all claims arising out of or connected with the ownership or use of the Collateral.

Motor Vehicles. If the Collateral consists of or includes motor vehicles or other equipment for which there is a certificate of title evidencing ownership thereof, Debtor shall forthwith cause each certificate to be endorsed over and the lien of Secured Party to be noted so as to show Secured Party's interest, and Debtor shall deliver forthwith each such certificate to Secured Party.

Taxes. Debtor shall pay promptly when due all taxes, charges and assessments that are or may become a lien on the Collateral or any part thereof, except to the extent that the same are contested in good faith and by appropriate proceedings.

Financial Statements.

(a) During the term of this Agreement, Debtor shall (i) maintain books and records in accordance with generally accepted accounting principles ("GAAP") and prudent business practice, (ii) promptly and in no event later than 120 days after each fiscal year end furnish Secured Party annual audited consolidated and consolidating financial statements of Penhall International Corp. and subsidiaries, prepared in accordance with GAAP consistently applied, together with an unqualified opinion of an independent auditor, and (iii) at Secured Party's request, furnish Secured Party all other financial quarterly or other interim financial statements of Debtor and of any Guarantor. Debtor shall furnish such other information as Secured Party may reasonably request at any time concerning Debtor, Guarantor and their respective affairs, or any Collateral. Debtor shall promptly notify Secured Party of any event of default or event or circumstance which, with notice, lapse of time or both, would be an event of default. (b) Debtor represents and warrants that all information furnished and to be furnished by Debtor or any Guarantor to Secured Party is accurate, and that all financial statements Debtor or any Guarantor has furnished and hereafter may furnish to Secured Party reasonably reflect and will reflect, as of their respective dates, results of the operations and the financial condition of Debtor, such Guarantor or other entity they purport to cover. (c) Credit and other information regarding Debtor, any Guarantor or their affiliates may be shared by Secured Party with its affiliates and agents.

Reimbursement for Expenses. At its option, and with no obligation to do so, Secured Party may (i) if an event of default exists, discharge taxes or other encumbrances on the Collateral, or pay for the repair, maintenance and preservation of the Collateral and (ii) ten (10) days after notifying Debtor of Secured Party's intent to do so, arrange and pay for insurance on the Collateral. Debtor agrees to reimburse Secured Party on demand for any payments so made; Debtor also agrees to reimburse and pay to Secured Party on demand all expenses incurred or paid by Secured Party in perfecting the security interest granted hereunder and in collecting the Indebtedness and in protecting or enforcing Secured Party's rights under this Agreement, including but not limited to reasonable attorney's fees and legal expenses. Until Debtor makes such reimbursement, the amount of all such payments and expenses, with interest at the rate then applicable to principal installments of the Loan not paid when due, from the date of payment until reimbursement, shall be added to the Indebtedness and shall be secured by the security interest granted by Debtor under this Agreement. Nothing in this paragraph relieves Debtor of the duty to care for, insure and protect the Collateral and Secured Party's interests therein and to pay tax on or related to the Collateral, or of any other duty.

Sale or Replacement of Collateral. Debtor shall not sell or replace any item or part of the Collateral without the prior written consent of Secured Party, except as noted in the section below entitled "Assignability"

Post Default Interest. Any principal balance not paid when due (whether by acceleration or otherwise) shall accrue interest at the

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"Default Rate" until such principal balance is paid. "Default Rate" shall be a per annum rate of interest equal to (i) fifteen percent (15.0%) or (ii), if less, the highest rate of interest permitted by applicable law. Upon the occurrence of an Event of Default, Debtor shall also pay, in addition to and on the same date each principal installment is due, additional interest ("Daily Supplemental Interest") as reflected in Secured Party's invoice, which Secured Party shall calculate as follows:

          Daily Supplemental Interest shall be the amount obtained by multiplying the principal installment, determined as of the due date next preceding the occurrence of the Event of Default, by Three percent (3.00%) and dividing the product by 360 days; provided that any corresponding increase in the interest rate hereof shall be reduced, if necessary, so as not to exceed the maximum interest rate permitted by applicable law.

Secured Party may, at its option, apply late payments (either in full or partial) in the following manner: first to interest, then to principal, and finally to late charges. To the extent permitted by applicable law, Debtor shall pay interest on delinquent principal installments on demand regardless of whether or not Secured Party proceeds under the "Remedies" provisions hereof or takes any other action, and demand for and collection of interest on such overdue installments at the Default Rate shall not be deemed a waiver of default or of any other remedies or rights.

This paragraph shall not be construed to limit or waive any of Secured Party's rights and remedies otherwise available to Secured Party after the occurrence of any Event of Default

Events of Default. Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions, each of which is an event of default:

(1) Debtor fails to pay within ten days of the day when due any installment of the Loan, or in the payment of any other Indebtedness, when and as the same becomes due and payable, whether at the stated maturity thereof or by acceleration or otherwise; (2) Debtor fails to maintain insurance in respect of any Collateral as required, or sells, leases, subleases, assigns, conveys, encumbers or suffers to exist any lien or charge against, any Collateral without Secured Party's prior consent, or any Collateral is subjected to levy, seizure or attachment; (3) Debtor or any guarantor under any guaranty providing a guaranty of Debtor's obligations hereunder ("Guarantor") fails to perform and comply with any covenant or obligation (other than, with respect to Debtor only, Debtor's breach of subsections (1) or (2) of this Section EVENTS OF DEFAULT) under any Agreement, guaranty, or any progress payment, assignment, security or other agreement related to any Agreement or Collateral (together, "Related Agreements") and, if curable, such failure continues for 30 days after written notice to Debtor or Guarantor, as applicable (4) any representation, warranty or other written statement made to Secured Party in connection with this Loan, or any guaranty, by Debtor or Guarantor, including financial statements, proves to have been incorrect in any material respect when made; (5) Debtor (x) enters into any merger or consolidation with, or sells or transfers all, substantially all or any substantial portion of its assets to, or enters into any partnership or joint venture other than in the ordinary course of business with, any entity,
(y) dissolves, liquidates or ceases or suspends the conduct of business, or ceases to maintain its existence, or (z) enters into or suffers any transaction or series of transactions as a result of which Debtor is directly or indirectly controlled by persons or entities not affiliates of Debtor as of the date of this Agreement; (6) Debtor undertakes any general assignment for the benefit of creditors or commences any voluntary case or proceeding for relief under the Bankruptcy Code, or any other law for the relief of debtors, or takes any action to authorize or implement any of the foregoing; (7) the filing of any petition or application against Debtor under any law for the relief of debtors, including proceedings under the Bankruptcy Code, or for the subjection of property of Debtor to the control of any court, receiver or agency for the benefit of creditors if such petition or application is consented to by Debtor or not dismissed within 60 days from the date of filing; (8) any payment default or other event of default occurs under any other bilateral or multi-lateral loan, lease, or credit, or other agreement or instrument to which Debtor and Secured Party or any affiliate of Secured Party are now or hereafter party; (9) any payment default or other event of default occurs under any other lease, or credit, or other agreement or instrument or any combination thereof to which Debtor is now or hereafter party and under which there is outstanding (on a present value basis for all future rent, in the case of leases), owing or committed an aggregate amount greater than $100,000.00; (10) the repudiation of or breach or default under any guaranty relating to any Indebtedness; or (11) the occurrence of any event described in clauses (5), (6), (7), (8) or (9) of this Section with reference to "any Guarantor" in lieu of "Debtor", or any Guarantor dies.

Remedies. Upon any event of default and at any time thereafter, Secured Party may declare all the Indebtedness immediately due and payable in full (unless such event of default comprises one or more of the events described in paragraphs 7 or 8 above, in which case all the Indebtedness shall become immediately due and payable in full without declaration, notice or other action on the part of Secured Party), and may proceed to enforce payment thereof and exercise any and all of the rights and remedies provided by the Uniform Commercial Code as well as all other rights and remedies of Secured Party hereunder or under other applicable law. Upon the occurrence of an event of default, Debtor shall, upon demand by Secured Party, assemble the Collateral and make it available to Secured Party at a place designated by Secured Party reasonably convenient to both parties. Secured Party may, at its election, enforce its rights under this Agreement by a suit in equity for specific performance. Debtor grants Secured Party the right to enter upon any premises of Debtor for the purpose of recovering possession of the Collateral or any part thereof after the occurrence of an event of default, or for the preservation or enforcement of Secured Party's other rights hereunder, all without demand or notice to Debtor and without judicial hearing or proceedings, which Debtor hereby expressly waives. The requirements of reasonable notice shall be deemed met if such notice is mailed to an address of Debtor shown at the beginning of this Agreement at least ten (10) days before the time of the sale or disposition, but nothing contained herein shall be construed to mean that other notice or a shorter period of time does not constitute reasonable notice of the sale or other disposition of the Collateral. Debtor shall reimburse Secured Party for all Secured Party's expenses of retaking, holding, preparing for sale, selling or otherwise dealing with or disposing of the Collateral, including attorney's fees in the amount of fifteen percent (15%) of the outstanding principal balance of and interest on the Indebtedness (but not to exceed the amount of attorneys' fees actually incurred) if collection is by or through an attorney at law. Subject to applicable law, Debtor shall pay any Indebtedness remaining unpaid after sale or other disposition of any or all of the Collateral. Any surplus proceeds from the sale or other disposition of the Collateral remaining after full satisfaction of the Indebtedness shall be paid to Debtor or to such other persons as may be entitled thereto under applicable law.

Cumulative Rights and No Waiver. Each and every right granted to Secured Party hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of Secured Party to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right preclude any other or future exercise thereof or the exercise of any other right.

Financing Statements. Debtor shall sign and deliver to Secured Party such financing statements and other documents as Secured Party may deem necessary to perfect, protect and continue its security interest in the Collateral, in form satisfactory to Secured Party.

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Debtor will reimburse Secured Party for all expenses incurred in the filing of financing statements, continuation statements, termination statements and any other documents relating to the perfection of Secured Party's security interest in the Collateral. A carbon, photographic or other reproduction of this Agreement or of a financing statement relating to the security interest herein granted is sufficient as a financing statement. Debtor authorizes Secured Party to file financing statements as to the Collateral signed only by Secured Party and not by Debtor.

Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Assignability. Debtor acknowledges that the rights of Secured Party may be assigned to any person in whole or in part at the sole discretion of Secured Party, and Debtor agrees that any defense it may have against Secured Party as to events occurring prior to any assignment shall not be asserted, and shall be void, against any assignee of the rights of Secured Party. Debtor shall not assign, pledge, hypothecate or in any way dispose of all or any part of its rights or obligations under any Agreement, or enter into any sublease of any Collateral, without Secured Party's prior consent; provided that Debtor may without Secured Party's prior written consent , but only after providing Secured Party at least 30 days' prior written notice, sell or otherwise dispose of one or more pieces of Collateral in an aggregate amount not to exceed $200,000 during the Base Term.

In the absence of such prior written consent, no such assignment of any right or obligation of Debtor hereunder shall be binding on Secured Party. Subject to the foregoing limitations, the terms and conditions of this Agreement shall be binding on and shall inure to the benefit of the heirs, executors, administrators, successors, and assigns of the parties.

MATERIAL ADVERSE CHANGE. THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN THE OPERATIONS BUSINESS, PROPERTIES OR CONDITION (FINANCIAL OR OTHERWISE ("MATERIAL ADVERSE CHANGE") OF DEBTOR OR ANY GUARANTOR SINCE JUNE 30, 2001. THERE IS NOT PENDING AGAINST DEBTOR ANY LITIGATION, PROCEEDING, DISPUTE OR CLAIM THAT MAY RESULT IN A MATERIAL ADVERSE CHANGE AS TO DEBTOR OR THAT MAY CALL INTO QUESTION OR IMPAIR DEBTOR'S LEGAL OR OTHER ABILITY TO ENTER INTO AND PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT.

Warranty Disclaimer. Secured Party is not a manufacturer or seller of the Collateral and makes no warranties whatsoever with respect to the Collateral, including without limitation warranties of title, merchantability or fitness for any particular purpose. Debtor shall not assert any breach of any such warranty as a defense to any of its obligations to Secured Party under this Agreement; however, nothing in this Agreement shall be construed to impair any of Debtor's remedies for breach of warranty against any seller or manufacturer of the Collateral.

Governing Law; Consent to Venue and Personal Jurisdiction. This agreement shall be construed and enforced in accordance with and governed by the laws of the State of California as of the date hereof. If the address of Debtor's residence or principal place of business shown herein is not in the State of California, Debtor consents to the exercise of personal jurisdiction over Debtor by any court or record sitting in the State of California in connection with any action arising out of this Agreement, and waives all objections to service of process on Debtor at such address.

Waiver of Jury Trial. Secured Party and Debtor each waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matter whatsoever arising out of or in any way connected with this Agreement.

IN WITNESS WHEREOF, the parties have caused their names to be signed and their seals affixed as of the date first above written. By execution hereof, each party intends and agrees to be legally bound by all the provisions of this Agreement.

Banc of America Leasing & Capital, LLC         Penhall Company
(Secured Party)                                (Debtor)

By: __________________________________         By: _____________________________

Printed Name: ________________________         Printed Name: ___________________

Title: _______________________________         Title: __________________________